CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                                                                   Exhibit 10.10

                             BEAR STEARNS & CO. INC.
                                SERVICE AGREEMENT

This Development and License Agreement (the "Agreement"), dated this 29th day of July, 1998, is by and between Bear, Stearns & Co. Inc, a Delaware corporation, having its principal offices at 245 Park Avenue, New York, NY 10167 and other direct and indirect subsidiaries at the relevant time of its ultimate corporate parent (collectively, "Bear Stearns"), and Predictive Systems, Inc, having offices at 145 Hudson Street, New York, NY 10013 ("Predictive").

                                    RECITALS

         WHEREAS, Predictive wishes from time to time to perform Enterprise Management services for Bear Stearns and Bear Stearns wishes to consider engaging Predictive to perform such services (an "Assignment").

         WHEREAS, in the interest of streamlining the startup phase of any such Assignment, Bear Stearns and Predictive wish to agree in advance as to certain terms and conditions under which such services may be rendered;

         THEREFORE, for good and valuable consideration given pursuant to the terms, conditions and covenants contained herein, Bear Stearns and Predictive hereby agree as follows:

SECTION 1:        STATEMENT OF WORK, SERVICES AND DELIVERABLES

1.1. Each Assignment will be commenced by a Statement of Work executed by both Bear Stearns and Predictive (a "Statement of Work") referencing this Agreement, and setting forth: (i) the deliverables to be produced (the "Deliverables") and/or the other services to be performed (the "Services"); (ii) the schedule for delivery of such Deliverables, performance of such Services, and the date of completion of Predictive's performance under the Statement of Work ("Completion Date"); (iii) the agreed fees and costs consistent with this Agreement for such Services and Deliverables ("Statement of Work Fees"); (iv) the schedule for payment of such fees and costs ("Payment Schedule"); and
         (v) the acceptance criteria against which the completeness of deliverables will be measured ("Acceptance Criteria"). Notwithstanding the foregoing, whether or not such Statement of Work sets forth the items set forth in (i) through (v) above or refers to this Agreement, the terms, conditions and provisions of this Agreement shall apply to such Assignment and shall be automatically incorporated into such Statement of Work, regardless of the terms discussed with any third party.

1.2. As and when required by and Statement of Work and this Agreement, Predictive shall perform for Bear Stearns the Services described in the Statement of Work and shall deliver to Bear Stearns the Deliverables described in the Statement of Work.

1.3. Notwithstanding the generality of Section 1.2., above and in addition thereto, at the conclusion of each month during the term of each Statement of Work, Predictive shall deliver to Bear Stearns all Deliverables (including drafts and other work in progress) produced by Predictive in the performance of the Statement of Work over the course of that month.

1.4. Predictive warrants that it has or will provide the resources and personnel necessary to carry out its work under each Statement of Work and will use its best efforts to perform all work required under this Agreement and each Statement of Work in a timely, skillful, and efficient manner. Predictive shall not be responsible for any delay in the performance of Services due to causes beyond reasonable control of Predictive.

1.5. After completion of each milestone of the Statement of Work against which a payment in the Payment Schedule is tied, (other than obligations intended to survive acceptance by Bear Stearns), Predictive will notify Bear Stearns in writing that Predictive has completed its performance, that the Services are fully implemented, that the Deliverables are fully implemented, and that Predictive's testing is completed. Bear Stearns, with the cooperation and assistance of Predictive, shall then be entitled to conduct a comprehensive, integrated acceptance test of the Acceptance Criteria on all the Services and Deliverables ("Acceptance Test"), and, if Bear Stearns reasonably determines that any material part of the Acceptance Criteria are not met during the Acceptance Test, to reject such Services and/or Deliverables by notifying Predictive in writing. "Acceptance" shall mean the receipt by Predictive of written notification from Bear Stearns that the Acceptance Test on the Services and Deliverables has been successfully completed. Any rejection shall state specifically the manner in which the Services and Deliverables are defective. In the event of rejection, Predictive shall correct any deficiencies and shall resubmit such Services and Deliverables for further Acceptance Testing in accordance with this paragraph. Bear Stearns shall not be invoiced for more than 80% of the aggregate amount due for any Services or Deliverables until such Services and Deliverables satisfy the Acceptance Test and are accepted by Bear Stearns pursuant to this Section 1.5.

SECTION 2:        PROPRIETARY RIGHTS IN DELIVERABLES, ETC.

2.1 Predictive agrees that (i) any and all Deliverables, (ii) any and all original other works of authorship, including, but not limited to all, user documentation, papers, documents, drawings, databases and other compilations which may be created, compiled or produced by Predictive or any of its subcontractors, consultants or employees in the course of performing Services or producing Deliverables for Bear Stearns (along with the items described in (i) above, collectively, "Works of Authorship"), and (iii) any and all copyrights and other proprietary rights and all foreign and domestic, registered and unregistered, copyrights, applications for registrations therefor and other proprietary rights related to any Works of Authorship (collectively, "Copyrights"), shall be deemed to be works made for hire for and the exclusive property of Bear Stearns. Except to the extent specifically agreed in the Statement of Work, to the extent that Predictive has or obtains any right, title or interest in or to any Work of Authorship of Copyright, Predictive hereby assigns and agrees to assign to Bear Stearns all of such right, title and interest therein and thereto, and to the extent that any employee, agent or sub-contractor of Predictive has or obtains any right, title or interest in or to any Work of Authorship or Copyright, Predictive shall cause such employee, agent or sub-contractor to assign to Bear Stearns all of such right, title and interest therein and thereto.

2.2. To the extent that any Deliverables or Services embody, contain or disclose any ideas, concepts, know-how, inventions, formulas, techniques, processes, ideas, algorithms, discoveries, designs, developments, improvements, techniques or expertise that are known by Predictive prior to Predictive's work for Bear Stearns or is developed by Predictive during the course of Predictive's work for Bear Stearns (collectively "Know-How") of Predictive, Predictive shall retain ownership of such Know-How, provided that Bear Stearns shall have the full, unrestricted and non-exclusive right to use, disclose, prepare works of authorship based upon any Know-How embodied by, contained in or disclosed by the Deliverables of Services and to copy, display and distribute any such works of authorship.

2.3. Nothing herein shall prevent Predictive from providing services substantially similar to those contemplated herein, whether for a competitor of Bear Stearns or otherwise, and the parties expressly agree that in providing such services, or in developing its general, commercially available software products, Predictive may directly or indirectly utilize residual know-how in its area of expertise not specific to Bear Stearns resulting from the performance of the services contemplated herein.

2.4. Upon the request of Bear Stearns, Predictive shall at Bear Stearns' reasonable out-of-pocket cost and expense do all acts and things, including, but not limited to, making and executing documents, applications, deeds, license agreements, assignments, transfers, conveyances, powers of attorney and instruments, using its best efforts to obtain the cooperation of and bringing claims and actions against its employees, ex-employees, agents, ex-agents and independent contractors and giving information and testimony, in each case, requested at any time and from time to time by Bear Stearns, in its good faith discretion, to vest, secure, defend, protect and/or evidence the right, title and ownership of Bear Stearns in and to any and all Works of Authorship and Copyrights. Predictive hereby appoints Bear Stearns and is successors and assigns as Predictive's attorney-in-fact, with full power of substitution, in the name and stead of Predictive or Bear Stearns, for the benefit of Bear Stearns and its successors and assigns, to from time to time do any and all such acts and things which Predictive is obligated to do under his paragraph. Predictive declares that the appointment made and the powers granted hereby are coupled with an interest and are irrevocable.

SECTION 3:        CHARGES, FEES, PAYMENTS AND INVOICING

3.1.     Payment shall be made as set forth in the applicable Statement of Work.

3.2. The prices and charges hereunder do not include any excise, sales or use taxes or duties. If any excise, sales or use taxes or duties, are, or should ultimately be, assessed against or is required to be collected by Predictive or by any taxing authority in connection with their performance required hereunder, Bear Stearns agrees to pay an amount equal to any and all such charges, except where Bear Stearns is exempt by law and Bear Stearns provides a bona fide exemption certificate to Predictive.

3.3. Bear Stearns shall make all payments due hereunder within 30 days from the receipt of a correct and proper invoice.

SECTION 4.        PERSONNEL

4.1. All personnel assigned to supply the Deliverables and perform the Services shall be full-time employees of Predictive (subject to Section
         11.6 hereof), shall be fully qualified to perform the tasks assigned to them, and shall perform all such tasks in a competent and professional manner. Predictive is an independent contractor. None of Predictive nor Predictive's or any Predictive agent's or subcontractor's employees are or shall be deemed for any purpose to be employees of Bear Stearns. Bear Stearns shall not be responsible for, and Predictive shall indemnify and hold Bear Stearns harmless against, any cost, expense, liability, claim, damages, action, or proceeding relating to any payroll-related taxes for any person who performs any Services, produces and Deliverables, or provides maintenance, support or training to be performed, produced or provided by Predictive hereunder or any claim arising out of or relating to the employment or application for employment of any such person.

4.2. Predictive shall maintain, throughout the performance of its obligations under this Agreement, a policy of Worker's Compensation and Disability Insurance with a minimum limit of $1 Million. Predictive shall also provide Bear Stearns with a waiver of the insurers' Subrogation Rights with respect to losses paid under the Worker's Compensation or Employers' Liability coverage. Evidence of Predictive's insurance shall be in the form of a certificate of insurance naming Bear Stearns as an additional insured and including a thirty (30) day advance written notice of change and/or cancellation of coverage. Predictive, prior to commencement of any services, shall provide to Bear Stearns said certificates from its insurers indicating the amount of insurance coverage, the nature of such coverage and expiration dates of each policy.

4.3. While this Agreement is in effect, and for a period of twelve months subsequent to the termination of this Agreement, neither Predictive nor Bear Stearns (including either party's subsidiaries and affiliates) shall (i) solicit for employment any of the other party's employees, without the prior written consent of such other party or (ii) employ, either directly or indirectly (as a consultant, independent contractor or otherwise), any of the other party's employees.

SECTION 5:        SUPPORT

5.1. Predictive guarantees that it will make available EMS Support as described in the Statement of Work on the terms set forth in this Agreement for a period of at least [****] of the date hereof.

5.2.     The annual maintenance fees shall not exceed [****]

5.3. Predictive shall provide training, instruction and consultation to Bear Stearns as set forth in the relevant Statement of Work. Such services are to be used at a time to be mutually agreed upon by the parties and Bear Stearns shall reimburse Predictive for all reasonable out-of-pocket expenses, including all transportation, lodging, meals and other expenditures related to providing such services.


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

SECTION 6.        WARRANTIES

Predictive represents, warrants and covenants to Bear Stearns as the date hereof and of Acceptance under each Statement of Work as follows:

6.1. To the best of its knowledge and belief, Predictive owns or otherwise has the valid right by contract or otherwise to deliver and assign to Bear Stearns the Deliverables and all other Works of Authorship and the Copyrights and to grant to Bear Stearns the rights as defined in this Agreement.

6.2. To the best of its knowledge, Bear Stearns may use the Deliverables and otherwise fully exploit the rights thereto set forth herein without infringement of any such proprietary rights of third parties, and there is currently no actual or threatened suit by any such third party based upon an alleged violation by Predictive of any such proprietary rights.

THE LIMITED WARRANTIES SET FORTH IN THIS AGREEMENT ARE THE ONLY WARRANTIES MADE BY PREDICTIVE. PREDICTIVE MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS.

SECTION 7:        LIMITATIONS OF LIABILITY

7.1. EXCEPT AS STATED HEREIN, NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT AND/OR CONSEQUENTIAL DAMAGES OF ANY KIND, RESULTING FROM EITHER PARTY'S PERFORMANCE OR FAILURE TO PERFORM PURSUANT TO THE TERMS OF THIS AGREEMENT OR ANY OF THE ATTACHMENTS OR EXHIBITS HERETO, OR RESULTING FROM THE FURNISHING, PERFORMANCE OR USE OR LOSS OF ANY LICENSED PRODUCTS OR OTHER MATERIALS DELIVERED TO BEAR STEARNS THEREUNDER, INCLUDING WITHOUT LIMITATION ANY INTERRUPTION OF BUSINESS, WHETHER RESULTING FROM BREACH OF CONTRACT OR BREACH OF WARRANTY, EVEN IF THE PARTIES HERETO HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.2. Notwithstanding anything set forth in this Agreement, no limitation of liability of exculpation of either party hereto shall apply to:

         (a) any liability arising out of or in connection with acts or omissions that constitute bad faith, willful misconduct, gross negligence, or intentional breach of this Agreement;

         (b) losses by the other party (or any of its affiliates) that arise in connection with any infringement or misappropriation of the other party's (or any of its affiliate's) intellectual property by the party to be exculpated (or any of its affiliates);

         (c) any liability, loss or claim arising out of a breach by such party of Section 6, 8 or 9 hereof; or

         (d) any liability, loss or claim arising out of or related to any claim that any of the Deliverables infringe any copyright, trade secret or other proprietary right of a third party.

SECTION 8:        NON-DISCLOSURE

8.1. Predictive acknowledges that in the course of performing its obligations hereunder, Predictive and its agents, representatives, employees and sub-contractors may have access to information relating to Bear Stearns, its business, customers, correspondents, finances, activities, securities or future positions, software, systems, strategies or plans that is non-public, proprietary or confidential in nature(all the foregoing, along with the Deliverables and the Specifications, collectively, "Bear Stearns Information"). Predictive shall and shall cause its subcontractors and affiliates and Predictive's and its subcontractors' and affiliates' agents, representatives, and employees to (i) keep all Bear Stearns Information confidential; (ii) not disclose any Bear Stearns Information or any part thereof, in any manner whatsoever, without Bear Stearns' prior written consent, and (iii) not use any Bear Stearns Information or any part thereof, other than to enable Predictive to perform its obligations under this Agreement. Moreover, Predictive shall and shall cause its subcontractors and affiliates and Predictive's and its subcontractors' and affiliates' agents, representatives, and employees to reveal Bear Stearns Information only to its agents, representatives and employees who need to know such Information in connection with this Agreement, who are informed by Predictive of the confidential nature of such Bear Stearns Information and who shall agree (in writing) to act in accordance with the terms and conditions of this provision. All media on which any Bear Stearns Information may be recorded or located, including, without limitation, documents, papers, outlines, samples, photocopies, photographs, films, drawings, descriptions, reproductions, cards, tapes, discs and other storage facilities (collectively, "Bear Stearns Documentation") made by Predictive or any of its employees, agents representatives, or sub-contractors in the course of performing Services or producing Deliverables for Bear Stearns, or that come into the possession of Predictive or any of its employees, agents representatives, or sub-contractors in the course of performing Services or producing Deliverables for Bear Stearns, are the property of Bear Stearns and shall be returned to Bear Stearns by Predictive upon the earlier of request by Bear Stearns or termination of Predictive's engagement by Bear Stearns. Predictive shall not, and shall cause its any of its employees, agents representatives, or sub-contractors who obtain or have obtained possession of or develop or have developed any Bear Stearns Documentation not to, deliver, copy, or in any way allow any Bear Stearns Documentation to be delivered to or used, examined or copied by any third party without the written direction or consent of Bear Stearns. Predictive shall, and shall cause its employees and agents to, place an appropriate emblem or other annotation on any and all Bear Stearns Documentation that is in the possession of Predictive or any of its employees or agents evidencing Bear Stearns' ownership of such Bear Stearns Documentation. Predictive acknowledges that the use or disclosure of any Bear Stearns Information in a manner inconsistent with this Agreement may cause Bear Stearns irreparable damage, and that Bear Stearns shall have the right to seek injunctive relief to prevent such unauthorized use or disclosure, and to such damages as are occasioned by such unauthorized use or disclosure.

8.2 Notwithstanding anything set forth in this Agreement, the confidentiality provisions of this Agreement, including, but not limited to the above shall not apply to: (a) information which (i) is already in the possession of the party subject to the confidentiality obligations, ii) is or become generally available to the public other than as a result of improper disclosure by the party subject to the confidentiality obligations or its agents, representatives or employees
         iii) is independently developed by the party subject to the confidentiality obligations, or (iv) become available to the party subject to the confidentiality obligations on a non-confidential basis from a source which, to the best of such party's knowledge, is not prohibited from disclosing such information to the party subject to the confidentiality obligations by a legal, contractual or fiduciary obligation to the party subject to the confidentiality obligations, or
         (b) disclosures required by applicable law, rule, regulation or order or to legal counsel or auditors of the party who are subject to an obligation of confidentiality.

SECTION 9:        INFRINGEMENT INDEMNIFICATION

9.1 Predictive shall indemnify, defend and hold harmless Bear Stearns for, from and against any and all losses, liabilities, damages, demands, claims (including without limitation taxes), and costs, payments and expenses (including without limitation any and all reasonable attorneys' fees, reasonable costs of investigation, litigation and settlement, interest and any judgments and penalties) (collectively, "Losses") as incurred, arising out of, or in connection with any claims made against Bear Stearns in connection with any allegations that any of the Deliverables or their use, sale, disclosure, execution, reproduction, modification, adaptation, distribution, performance or display, infringe or misappropriate any copyright, patent, trademark, service mark, trade secret or other forms of proprietary rights of any third party. Bear Stearns shall give Predictive prompt notice of any such claim made against it, shall allow Predictive control of the defense of any such claim made against it, and shall give Predictive all reasonable assistance requested by Predictive in writing in connection therewith.

9.2 If, as a result of any such claim, any preliminary injunction or other injunctive relief is entered against Bear Stearns, or any temporary restraining order is obtained affecting Bear Stearns which materially restricts or in any way precludes any further use of any of the Deliverables, THEN Predictive shall refund to Bear

         Stearns all license fees and unused maintenance fees (on a pro-rata basis) paid to Predictive by Bear Stearns, and upon such refund this Agreement shall be deemed terminated under hereunder; provided, however, that the foregoing shall not apply if upon issuance of any such preliminary or other form of injunction or temporary restraining order, Predictive either:

         (a) obtains promptly for Bear Stearns the right to continue to use the Deliverables which are the subject of the claim of infringement without additional cost to Bear Stearns, or

         (b) provides without cost to Bear Stearns an equally satisfactory substitute Deliverables which achieve the same objectives as the Deliverables which are the subject of the claim of infringement, is equally practicable and functional and does not infringe any copyright, patent, trade secret or other form of proprietary or intellectual property rights of third parties.

SECTION 10:       TERMINATION/BANKRUPTCY

10.1 Termination For Convenience By Bear Stearns. Bear Stearns may terminate this Agreement or a particular Statement of Work by giving thirty (30) days advance written notice to Predictive. Bear Stearns shall then pay within (30) days all unpaid amounts that have been incurred as of the date of termination plus a termination charge equal to thirty percent (30%) of the total remaining fees that would have been due under the terminated Statement(s) of Work, if the remainder of the Services described therein had been fully performed. The remainder balance shall be computed by subtracting the value of paid invoices from the total value of the Services under the terminated Statement(s) of Work. The parties agree that such termination charge shall constitute consideration for Predictive's time, effort and expense in preparing to perform its obligations, hereunder, as actual damages are difficult to ascertain. Predictive shall promptly deliver to Bear Stearns all Deliverables performed for and prepaid by Bear Stearns prior to the termination relating to such Statement of Work.

10.2 Termination For Breach by Bear Stearns. If Bear Stearns fails to pay any outstanding charges within forty-five (45) days after receipt of written notice of delinquency, or if Bear Stearns fails to perform or observe any other material term or condition of this Agreement for forty-five (45) days after receipt of written notice from Predictive of such failure, Bear Stearns shall be in default and Predictive may, without prejudice to any other right or remedy, suspend performance under, or terminate in its entirety, or in relation to a particular Statement of Work. Any unpaid charges or other obligations accrued to such termination shall survive termination of this Agreement or Statement of Work, as applicable.

10.3 Termination For Breach by Predictive. If Predictive fails to perform or observe any other material term or condition of this Agreement and/or Statement(s) of Work for forty-five (45) days after Predictive's receipt of written notice from Bear Stearns of such failure and has not commenced performance or observance of such material term or condition within such 45-day period, Bear Stearns shall have the option of immediately terminating the Agreement and/or Statement of Work involved in whole or in part, without further obligation including any additional payments, liability or penalty of any kind.

10.4 If Predictive becomes the subject of a case commenced under Title 11 of the United States Code (the "Bankruptcy Code") and Predictive, as debtor-in-possession, or a trustee appointed for Predictive ("Trustee") decides to reject this Agreement and/or any Statement of Work pursuant to Section 365(n) of the Bankruptcy Code, then Bear Stearns, in addition to all rights conferred by the Bankruptcy Code and other applicable law, shall have the right to treat this Agreement and/or such Statement of Work as terminated or to retain its rights thereunder. If Bear Stearns decides to retain its rights under this Agreement and/or Statement of Work, as the case may be, then (i) on written request of Bear Stearns, Predictive or the Trustee shall provide Bear Stearns with any and all information, Deliverables and any other Works of Authorship held by the Trustee, Escrow Agent or Predictive; and (ii) Predictive or the Trustee shall not interfere with the rights of Bear Stearns pursuant to this Agreement including, but not limited to the right to obtain any information pertaining to the foregoing from any other entity or individual, including employees, consultants and former employees and consultants of Predictive. Predictive acknowledges and consents that the automatic stay imposed by
         Section 362 of the Bankruptcy Code shall be automatically lifted, modified and/or vacated to allow Bear Stearns to realize any and all of its rights herein. The provisions of this paragraph shall also apply in the event that Predictive or the Trustee has not rejected this Agreement or any Statement of Work. The parties hereby agree and affirm that the payments already paid by Bear Stearns as of the date of a rejection under the Bankruptcy Code, as described in the first sentence hereof, are full consideration for Predictive's obligation and undertakings under this Agreement and all applicable Statements of Work. These payments shall not be deemed to be royalty payments for the purpose of Section 365(n) of the Bankruptcy Code and if Predictive or the Trustee rejects this Agreement or any Statement of Work and Bear Stearns decides to retain its rights thereunder, Bear Stearns shall be relieved from its obligation to make such payments.

10.3. Notwithstanding anything set forth in this Agreement, the assignments made and licenses granted in this Agreement shall survive the expiration or termination of the Agreement, regardless of the cause.

SECTION 11:       MISCELLANEOUS

11.1. If any provision of this Agreement is declared or found to be invalid, illegal, unenforceable or void, then both parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is invalid, illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it valid, legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is valid, legal and enforceable and achieves the same objective. Each party agrees that it will perform its obligations hereunder in accordance with all applicable laws, rules and regulations now or hereafter in effect.

11.2.    Headings are for reference purposes only.

11.3 Any notices required or permitted to be sent hereunder shall be served personally or by registered or certified mail, return receipt requested, reputable overnight delivery services such as Federal Express, Airborne Express or DHL, or by facsimile with confirmation of receipt; to the addresses listed above.

11.4. This Agreement shall be interpreted and construed in accordance with the Copyright laws of the United States and the internal law of State of New York, without regard to the conflicts of law principles thereof, and any action brought in relation to this Agreement shall be brought in a Federal or state court in the City of New York and Licensee and Licensor hereby irrevocably consent to the jurisdiction of such Courts, and both parties hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby consents to service of process by any means authorized by New York law (other than by publication). Each party waives any right to trial by jury with respect to any dispute, suit, action or proceeding arising out of or relating to this Agreement or otherwise relating to the relationship of the parties, whether in contract, tort or otherwise.

11.5. This Agreement may not be modified or altered except by a written instrument executed by both parties. The failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any rights. This Agreement, together with each Statement of Work hereunder, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior proposals, understandings and all other agreements, oral and written between the parties relating to such subject matter. The rights and remedies of Bear Stearns under this Agreement and any Statement of Work are cumulative.

11.6. Neither party may assign this Agreement or any Statement of Work or delegate any obligations hereunder or thereunder, except that Predictive may sub-contract some or all of its performance under the Agreement only with the written consent of Bear Stearns, which shall not be unreasonably withheld; provided, however, that all obligations of Predictive under this Agreement shall apply fully to any such sub-contractor as if it were "Predictive" under this Agreement and Predictive shall remain fully liable for the performance of such assignee or sub-contractor hereunder; and Bear Stearns may from time to time assign this Agreement, in whole or in part, to one or more of its then affiliates, and to the extent of any such assignment, the relevant references in this agreement to shall apply to such affiliate.

11.7. To the extent that, and only to the extent that, this Agreement otherwise obligates Bear Stearns to reimburse Predictive for any travel (including lodging, meals or similar expenses), such obligation is subject to the following conditions and limitations: (a) the travel expenses may not exceed the expense of travel to the relevant Bear Stearns facility from the nearest Predictive facility or office, (b) any such travel must be at the request of Bear Stearns's designated liaison person, (c) Predictive provides Bear Stearns with a listing of all of Predictive's support locations and indicating the nearest support location to Bear Stearns's location, (d) the travel expenses do not exceed $150 per day plus carrier travel (lowest coach fare), (e) Predictive makes travel arrangements via Bear Stearns's Travel Department, and (f) the travel is in accordance with Bear Stearns's Travel Policies/Procedures.

11.8. Predictive acknowledges that, as is the custom and practice in Bear Stearns's industry, from time to time Bear Stearns monitors and/or records certain telephone lines and other communications devices going into or out of Bear Stearns's premises, and to the extent that any such monitoring and/or recording occurs relating to any telephone call and other communication going into or out of Bear Stearns's premises involving Predictive or any of its employees, agents and sub-contractors, then Predictive, on behalf of its self and its employees, agents and sub-contractors, consents thereto or will ensure such other party consents thereto.

11.9. Predictive shall not use Bear Stearns's or any of its affiliates' name or trademarks or service marks without Bear Stearns's written consent.

IN WITNESS WHEREOF, the parties, by their duly authorized representatives, hereto have executed this Agreement as of the day and year noted below.

Bear, Stearns & Co. Inc.                     Predictive Systems, Inc.
-----------------------------------          -----------------------------------

/s/ Geryl W. Darington                       /s/ Ronald Pettengill
-----------------------------------          -----------------------------------
Signature                                    Signature

Geryl W. Darington                           Ronald G. Pettengill
-----------------------------------          -----------------------------------
Print or Type Name                           Print or Type Name

Senior Managing Director                     CEO
-----------------------------------          -----------------------------------
Title                                        Title

7/27/98                                      7/29/98
-----------------------------------          -----------------------------------
Date                                         Date

                                                                    [LOGO]

                                                              PREDICTIVE SYSTEMS

--------------------------------------------------------------------------------
Proposal for [****]
Redesign

for Bear, Stearns & Co., Inc.
--------------------------------------------------------------------------------

March 17, 1999


[****]


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page i


[****]

Revision history



Version            Date        Comments required by     Approvals required by
--------------------------------------------------------------------------------
1.0                2/9/99      Original
--------------------------------------------------------------------------------
2.0                3/17/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Predictive Systems approval:

________________________________________________________________________________
Signed                                   Name

________________________________________________________________________________
Title                                    Date

Proposal for [****] Redesigns

for Bear Stearns & Co.

March 17, 1999


Copyright (C) 1998, Predictive Systems, Inc. Predictive Systems is a trademark of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear Stearns without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                         Page ii


================================================================================
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
     Non-disclosure                                                            1
     Deadline for response                                                     1

Overview                                                                       2
     Predictive's Approach                                                     2
     Project Component Description                                             3
          [****]                                                               3
                                                                               3
                                                                               4
                                                                               4
                                                                               5

Assumptions                                                                    6
     General Project Assumptions                                               6

Reporting methods                                                              7
          Status reports                                                       7
          Status meetings                                                      7

Project Team                                                                   8
     Project Team                                                              8

Project Cost                                                                   9
          Project duration                                                     9
          Estimated Costs                                                      9
          Project costs and billing                                           10
     Network Assessment Methodology                                           11
     Performance Assessment Tools                                             11
     Activities                                                               13
     Documentation                                                            13

Legal terms and conditions; limitation of liability                           15

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 1


================================================================================
Introduction
--------------------------------------------------------------------------------

            Predictive Systems, Inc. (Predictive) is pleased to present this proposal to assist in the analysis and redesign of the [****] location at Bear, Stearns & Co. (Bear Stearns). We look forward to continuing our work with Bear Stearns as a strategic partner. Our engineering staff is experienced on the tools and requirements in performing a network analysis and redesign. This coupled with our knowledge of the Bear Stearns network, uniquely qualify us for the project.

            This proposal meets the requirements set forth in meetings and conversations with Bear Stearns during the 5 days period of 2/2/99 - 2/9/99 and supported documentation that has been provided during those meetings.

Non-disclosure
--------------------------------------------------------------------------------

            All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear Stearns in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

            This proposal is valid for ninety (30) days unless extended in writing by Predictive Systems.

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 2


================================================================================
Overview
--------------------------------------------------------------------------------

      [****]

Predictive's Approach
--------------------------------------------------------------------------------

      Predictive Systems has developed a methodology to perform the type of analysis required for the design and migration of users to a new architecture. The overall process of the network analysis is geared towards the analytical evaluation of each building's internal traffic patterns and bandwidth utilization. Attached to this document is a description of the network analysis methodology and tools that will be used by Predictive Systems for this project. Below is a brief description of this process.

      The first step in this process is a basic network audit of the infrastructure to determine the traffic `flow'. Subsequently Predictive Systems will perform a data collection of protocol and traffic information to gauge network usage and to plan for the migration to the switched environment.

            The following three steps characterize the basic process involved:
                  o     Detailed Building Review and Inventory of Infrastructure
                  o     Data Collection: LAN/WAN Traffic Analysis; Protocol
                        Review
                  o     Report on Findings: Building Summary

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 3


Project Component Description
--------------------------------------------------------------------------------

The following lists the four components to the [****] redesign project. [****]
 Each component is described with a brief list of activities. The project will require a [****] of the existing ECN network. Predictive will require the assessment to understand the network prior to any additions or redesigns.

Current Network/Infrastructure Assessment
--------------------------------------------------------------------------------

There are two main areas to the assessment, the first is a detailed inventory of all communications equipment to the level of port, application and user identification. The second is an analysis of the network usage over the building and inter-building network, LAN segment utilization and Top Talkers are part of the analysis that will be performed. The information gathered will be used in the design and migration plans for the users onto the new architecture. Refer to the Network Assessment Section of the document for details on how the assessment will be performed and what tools will be used during the project.

Some of the activities are;
      o     Identify all networks to be analyzed
      o     Set-up Tools to be used (probes, data collection systems)
      o     Capture Data for over a 3 day period
      o     Analyze and document results of the segment
      o     Physical inventory of all devices to the port identification
      o     Document inventory with network segment diagrams and spreadsheets.

Centillion Extension Design and Implementation
--------------------------------------------------------------------------------
                  [****] We will review current network capacity and offer suggestions on successfully extending the networks to [****].

                  Some of the activities are;
                  o     Identify subnets to extend
                  o Work with Bear Stearns Engineering to develop a design for subnet extension
                  o     Build out [****] extension
                  o     Test and burn in equipment
                  o     Integrate [****] design

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 4


Accelar Design and Implementation
--------------------------------------------------------------------------------

            [****] The data collected during the segment analysis along with the current [****] will provide the required information to develop a design. The design and migration will provide the logical and physical requirements. The results will be the network diagrams, equipment lists, computer room requirements (cabling and cabinets) and configuration documentation. [****] Predictive Systems has extensive knowledge of these processes along with the Communications staff that will be involved in the projects.

            The activities involved are;

            o Propose Network Design Documentation for review with Bear Stearns Engineering.

            o Utilizing the [****] for procurement (budget forms etc...) and implementation scheduling.

            o All preparation work prior to the implementation such as project plans, configurations of the switches and any changes required of the routers and firewalls.

            Installation of the equipment, burn in time for new devices, configuration of the devices, EMS templates for management and review and testing of [****] management. Finalization of the user migrations and business unit cut windows.

Cut-Over to Production
--------------------------------------------------------------------------------

This component of the project is comprised requires the co-ordination with business units and other Bear Stearns departments. The migration of users will take place over multiple weeknights and weekends with post application testing prior to the next business day.

      The following are some of the activities;

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 5


            o Develop Project plans, [****] projects open for each migration group along with following the procedures for getting windows with clients.
            o On-Site for the migration of users assisting the Implementation team as needed during the cut. Verification that all the devices are running properly and working with Business Unit SA in application testing.
            o On-Site for assistance first business day of running with the new system.

Post Production Analysis
--------------------------------------------------------------------------------

After the migration of all users to the switched network there will be a performance analysis utilizing the some of the same tools and the pre-design analysis. Due to the difference in topology [****] there cannot be the same reports as the first analysis. Any and all the information that is available will be collected and reported upon. The goal of the analysis is to evaluate the differences in the utilization and capacity of the new network design.

Once the project is completed all the documentation and diagrams will be transitioned to Operations. The identification of a dedicated operational engineer would be helpful during the project and would assist with a smooth transition from engineering to operations. [****] To ensure the successful transition to operations there will be a meeting scheduled with operations to set the requirements, documentation, configurations and diagrams.

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                 [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 6


================================================================================
Assumptions
--------------------------------------------------------------------------------

            In developing this proposal, there are many assumptions Predictive Systems has made that can materially affect the outcome and cost of the project. Should any of these assumptions prove to be incorrect, exaggerated or underestimated, the scope and cost of the project may change significantly.

            In the event of any such material change in assumptions, requirements or specifications, Predictive will request a Change Order Authorization from Bear Stearns which must be signed by Bear Stearns prior to the change being incorporated into the project plan. The Change Order could be an addition or reduction of work, based on the circumstances.

General Project Assumptions
--------------------------------------------------------------------------------

            1. It is in Bear Stearn's estimation that the project will require [****] to complete. This is assuming equipment availability, business unit cut window availability, pre-defined user moves schedules and no major changes to the design standards.

            2. Bear Stearns will facilitate the timely installation of equipment, power and cabling system prior to initial build out of new network.

            3. This is a collaborative Engineering project whereby Predictive Systems is providing staff augmentation based on Bear Stearn's defined dates and deliverables.

            4. Both Predictive and Bear Stearns will assign a single point of contact for the engineering and a point of contact for the implementation tasks.

            5. Bear Stearns will provide adequate facilities, equipment and communications lines for the Implementation Staging. Bear Stearns will also provide a work area with a phone and a network connection for each Predictive consultant.

            6. [****] Any and all information that is available will be used with collection methods similar to the first analysis.

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 7


================================================================================
Reporting methods
--------------------------------------------------------------------------------

Status reports
--------------------------------------------------------------------------------

            The Predictive Systems team will provide a weekly status report in electronic format to the Bear, Stearns & Co. Program Manager. The report form will be brief; listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available upon an agreed upon time frame.

Status meetings
--------------------------------------------------------------------------------

            There will be weekly status meetings with Bear, Stearns & Co. on the overall project. The meeting will be scheduled on at a mutually agreed time at the [****] location. The meeting will be to review any work that was performed by the Predictive Systems' team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 8


================================================================================
Project Team
--------------------------------------------------------------------------------

Project Team
--------------------------------------------------------------------------------

            The project team will be comprised as follows:

            -------------------------------------------
                                              Estimated
                Role                             Qty
            -------------------------------------------
            Managing Consultant                  [****]
            -------------------------------------------
            Sr. Internetwork Engineer            [****]
            -------------------------------------------

            o Managing Consultant - The Managing Consultant will be utilized [****]

            o Sr. Internetwork Engineers - The Sr. Internetwork Engineers are used for designing, testing and staging the new network designs. The configurations of all the network devices for the implementation team. The engineers will also provide implementation support and operational support. Additional responsibilities will include scheduling, assisting with equipment procurement and loans, maintaining project plans, and preparing weekly status reports in conjunction with project manager.

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                          Page 9


================================================================================
Project Cost
--------------------------------------------------------------------------------

            [****]

Project duration
--------------------------------------------------------------------------------

            [****]

Estimated Costs
--------------------------------------------------------------------------------

            [****]

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

Proposal for [****] Redesign
                                                                         Page 10


Project costs and billing
--------------------------------------------------------------------------------

            [****]

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                 [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                         Page 11


Network Assessment Methodology
--------------------------------------------------------------------------------

[****]


Performance Assessment Platform
--------------------------------------------------------------------------------

[****]


Performance Assessment Tools
--------------------------------------------------------------------------------

Collection Tools:

            [****]

Reporting Tools:

            [****]

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                         Page 12


                  [****]

Analysis and Modeling Tools:

            [****]

REPORT CATEGORIES

Router Health -

[****]

Router Performance -

[****]

LAN Performance -

[****]

RMON  -

[****]

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Proposal for [****] Redesign
                                                                         Page 13


REPORTS (Names will be modified)

Hub/LAN Performance:
      [****]

Router Performance:
      [****]

SNMP Performance:
      [****]

Activities
--------------------------------------------------------------------------------

            Predictive Systems will have the following responsibilities during this project:
            1.    Development of site assessment templates and checklists.
            2.    Conduct site assessment inquiries.
            3.    Conduct basic network component audit.
            4. Installation and configuration of a temporary system to perform Baseline Instrumentation Measurements (BIM).
            5.    Conduct BIM Data Collection.
            6. Benchmarking and preliminary testing of the network environment, as required.
            7.    Generate BIM Reports.
            8. Perform site analysis for all sites on all collected and gathered site data.
            9.    Generation of site summary report.

Documentation
--------------------------------------------------------------------------------

Site Evaluation Document - The individual Site Evaluation Document is the culmination of work for the project. The document presents an accurate analysis of the current status of the technology at each hospital site. This deliverable will be comprised of several sub-documents. These sub-documents are described below. Based on the scope of the analysis, the sub-documents may be combined into a single deliverable document.

                  1. Site Summary Report - Analysis of each individual site including current characteristics and present autotopology overview and basic device configuration.

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

Proposal for [****] Redesign
                                                                         Page 14


                  2. Site Network Performance Measurements - A detailed traffic analysis and protocol utilization summary including all produced reports from a collection station.

                  3. Problem Identification and Solution List - A supplementary report on all identified problems [****]

--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

Proposal for [****] Redesign
                                                                         Page 15


================================================================================
Legal terms and conditions;
limitation of liability
--------------------------------------------------------------------------------

Bear, Stearns & Co.. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated September 29 1998, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by: Bear, Stearns & Co...

________________________________________________________________________________
Signature                  Title                            Date


--------------------------------------------------------------------------------
        Copyright (C) 1998, Predictive Systems, Inc. All rights reserved.
                  [****]/ Subject to non-disclosure agreement
                           / Secure disposal required
                    DEFERRABLE / INTERNETWORK / CONFIDENTIAL
--------------------------------------------------------------------------------
                             Predictive CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                                    [LOGO]

                                                              PREDICTIVE SYSTEMS
--------------------------------------------------------------------------------
Internetworking Operations
Staff Support Proposal

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

August 10, 1999


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

[****]

Revision history

================================================================================
Version            Date          Comments required      Approvals required
================================================================================
1.0                8/10/1999
--------------------------------------------------------------------------------

Predictive Systems approval:



--------------------------------------------------------------------------------
Signed                                    Name



--------------------------------------------------------------------------------
Title                                     Date

Internetworking Operations
Staff Support Proposal

1.0 August 10, 1999

Copyright (C) 1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                             ii

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
      Non-disclosure                                                           1
      Deadline for response                                                    1

Proposed statement of work                                                     2
      Project description                                                      2
      Reporting methods                                                        2
            Status reports                                                     2
            Status meetings                                                    3
      Scope and cost                                                           3
            Project duration and staffing                                      3
            Project costs and billing                                          3

Contacts                                                                       5

Project authorization                                                          6

Legal terms and conditions; limitation of liability                            7

About Predictive Systems                                                       8
      Predictive Systems'services                                              8
      Predictive Systems'practice areas                                        9
            Internetwork Design and Engineering practice                      10


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                            iii

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Introduction
--------------------------------------------------------------------------------

            [****]

            Predictive Systems has profiled the resources that are required to design and implement the proposed system. In addition, [****]

Non-disclosure
--------------------------------------------------------------------------------

            All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear, Stearns & Co. Inc. in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

            This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL                        1
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

[****]

            The Predictive Systems senior engineers will utilize their technical skills and apply Predictive Systems' methodologies in meeting Bear Stearns' objectives. Their specific duties will be as follows:

            Senior engineer: The senior engineer will have a strong focus on internetworking technologies. The senior consultant will be based out of [****]

            The senior engineer's tasks will include the following:

            [****]

Reporting methods

Status reports
--------------------------------------------------------------------------------

            The Predictive Systems team will provide a weekly status report in electronic format to the Bear Stearns Program Manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any out-


              Owner: [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                              2

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            standing issues from the week. The reports will be available on Monday morning.

Status meetings
--------------------------------------------------------------------------------

            There will be weekly status meetings with Bear Stearns on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Scope and cost

Project duration and staffing
--------------------------------------------------------------------------------

            [****]

Project costs and billing
--------------------------------------------------------------------------------

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                              3

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

                  [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                              4

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Contacts
--------------------------------------------------------------------------------

            Direct all business and management communications regarding this project to [****]. The business/management contact can be reached at [****].

            Direct all technical communications regarding this project to [****]. The technical contact can be reached at [****].

            Bear, Stearns & Co. Inc. will appoint a management and technical contact who will be responsible for serving as a liaison for any issues that may arise during the course of this project.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                              5

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Project authorization
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signed                                               Name



--------------------------------------------------------------------------------
Bear Stearns & Co. Inc. title                        Date


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                              6

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Bear Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1999, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by: Bear Stearns & Co. Inc.


--------------------------------------------------------------------------------
Signature                           Title                                   Date


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                              7

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
About Predictive Systems
--------------------------------------------------------------------------------

            Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

            Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

            Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

            Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

            Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
            (ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical net-


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

                        PREDICTIVE SYSTEMS CONFIDENTIAL

Internetworking Operations Staff Support Proposal                              8

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            works. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.

Predictive Systems' practice areas
--------------------------------------------------------------------------------

            Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross-skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.

                               [GRAPHIC OMITTED]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                              9

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Internetwork Design and Engineering practice
--------------------------------------------------------------------------------

            Predictive Systems' Internetwork Design and Engineering (internetworking) practice area is dedicated to helping each client design and implement network solutions in support of their strategic business initiatives. To this end, we have created a team of seasoned professionals from the three major industry proving grounds--telecommunications providers, network equipment vendors, and Fortune-500 end users. Using their specialized technical skills, real-world industry experience, and methodologies that are needed to solve the problems associated with building and maintaining network foundations, Predictive Systems' internetwork consultants develop innovative network solutions that provide our clients with a measurable competitive advantage.

            Our Internetwork Design and Engineering staff has extensive experience with a wide variety of technologies and vendors. For some clients, our consultants are involved in both technology and vendor selection. Other clients have already selected the technology, vendor, or both. Regardless of the pre-existing condition, Predictive Systems offers a completely objective, "trusted advisor" approach to our clients. Our up-to-date knowledge of all of the major technologies and vendors is a significant part of the value Predictive Systems brings to a project.

            The Internetwork Design and Engineering practice fills the substantial gap in the marketplace between management consulting firms and technical staff augmentation services. With core competencies in the areas of Backbone Technology, LAN Switching, IP Management and Design, ATM, Remote Access, our versatile team contributes both technical depth and breadth to client engagements. Predictive Systems' team has the business acumen to translate business objectives into technical solutions, the technical skills to build the vision, the project skills to deliver the engagement on time and on budget, and the rigorous methodologies to ensure that the resulting system is manageable for a controlled, known cost.

            Predictive Systems' Internetwork Design and Engineering practice offers the following services:

            o     Advanced Technology Planning and Migration

            o     Core Backbone and Campus Network Design and Implementation


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Internetworking Operations Staff Support Proposal                             10

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]
            o     Remote Access and VPN Solutions

            o     Network Audit Services ("Wellness" Studies)

            o     Y2K-Compliance Certification

            o     IP Management Solutions

            o     General Consulting Services


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

                        PREDICTIVE SYSTEMS CONFIDENTIAL

Internetworking Operations Staff Support Proposal                             11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                                    [LOGO]

                                                              PREDICTIVE SYSTEMS
--------------------------------------------------------------------------------
[****] for
Communications
Technology Group

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

May 16, 1999


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

[****]

Revision history

================================================================================
Version       Date                 Comments required      Approvals required
================================================================================
1.0           4/20/99
--------------------------------------------------------------------------------
2.0           5/16/99
--------------------------------------------------------------------------------
3.0           5/19/99
--------------------------------------------------------------------------------
4.0           5/30/99
--------------------------------------------------------------------------------

Predictive Systems approval:



--------------------------------------------------------------------------------
Signed                                    Name



--------------------------------------------------------------------------------
Title                                     Date

[****] for
Communications Technology Group

May 16, 1999

Copyright (C) 1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

                        PREDICTIVE SYSTEMS CONFIDENTIAL

[****] for Communications Technology Group                      ii


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                     iii



**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
      Non-disclosure                                                           1
      Deadline for response                                                    1

Proposed statement of work                                                     2
      Project Scope                                                            2
      [****] Development                                                       3
            Y2K event process life cycle                                       3
            Y2K Response Applications and Development                          6
            Y2K Device Replacement / Upgrade Requirements                      7
            Restoration Planning                                               8
            Deliverables                                                       8
      Y2K Crisis Management Team (CMT)                                         8
            Deliverables                                                      10
      Coverage                                                                10
      Assumptions                                                             10
            General project assumptions                                       11
            Specific project assumptions                                      11
      Reporting methods                                                       12
            Status reports                                                    12
            Status meetings                                                   12
      Time estimates, resources and cost                                      12
            Project duration and staffing                                     13
            Project costs and billing                                         15

Contacts                                                                      16

Project authorization                                                         17

Legal terms and conditions; limitation of liability                           18


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    iv


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Introduction
--------------------------------------------------------------------------------

            [****]

Non-disclosure
--------------------------------------------------------------------------------

            All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear, Stearns & Co. in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

            This proposal is valid for 45 days from the date of issuance, unless extended in writing by Predictive Systems.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                     1

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Proposed statement of work
--------------------------------------------------------------------------------

Project Scope
--------------------------------------------------------------------------------

            [****]

            The plan will cover the following locations and functional areas:

            o     Domestic sites

            o     Branch sites

            o     International

            [****]

            o     Carrier

            o     Exchanges (Bear-supported components only)

            The technology that will be supported in the plan is as follows:

            o     LAN

            o     WAN

            o     Voice

            The following outlines the steps that will be taken in the development of the [****]. There are three major areas of effort in this process:

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                     2


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]

            The following sections will detail the steps that will be taken in the development of the contingency plan.

[****]
--------------------------------------------------------------------------------

            There are four major activities in the development of the contingency plan. The first activity is to identify all network components and possible Y2K events that will be covered under the Y2K Contingency Plan. The second is the research, testing and development of applications and tools that will be used to assist in the elimination of problems or early identification of potential problems. The third will be the identification and geographic distribution of parts and devices per vendor utilized in today's production network. The fourth is the restoration planning where the process and procedures will be documented on how to recover from a Y2K failure.

            The following will detail the process in the development of the Communications contingency plan.

Y2K Event Process Life Cycle
--------------------------------------------------------------------------------

            The goal in this section is to identify potential device failure scenarios due to Y2K abnormalities. Each identified scenario is then reviewed for the devices effected and business priority. [****]

            Information and Identification of Network Components

            The Communications [****] Plan will cover a definitive set of devices and services. The first step in developing the plan is to iden-


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                     3

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            tify the network components and services that will be the responsibilities of the Communication department [****] to cover.

            [****]

            The use of existing inventories, diagrams and interviews of the communication engineers will be combined into a single listing of vendors and hardware device types. Along with identification of device type, the number of each device type and the criticality within the network will be critical to further [****]

            The results of this activity will be utilized in the [****] Matrix and the next step is to [****]

            Scenario Development

            [****] The identification of all possible events and the components that will be involved are documented along with assignment of business priorities.

            >     Possible Events

            [****] An "event" is the description of a failure to a network device. In addition to identifying the events there will be prioritization and severity level assigned to each event. that will be classified as "High" priority "Down". [****]

            >     Device Types Effected

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                     4


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]

            The combination of the event scenarios and the network device types will provide [****] networks effected by Y2K outages. The next step is to identify the effects of these events on Bear Stearns business.

            >     Communication Business Network Review

            The goal of the communication business network review is to identify the entire business system that supports given business function and the dependencies on the Communications services. Interviewing the Communications Business Engineering staff will collect the data. [****]

            This process will provide the relationship between the Business Unit functions and the specific Communication network device supporting that function.

            The following is a sample of the data fields that will be collected and analyzed:

            o     Business unit contact

            o     Business unit technical engineer

            o     Business function

            o     Application

            o     Server type, name, IP, location

            o     Functional priority

            o     End-to-end communication topology per BU location

            o     Top 5% producers per BU

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                     5

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            >     Y2K Event Cycle Documentation and Matrix

            [****]

Y2K Response Applications and Development
--------------------------------------------------------------------------------

            [****] The first step will be to research the market place for programs that will assist in the identification of problems such as audit, calendar and timing systems that will provide flexibility to global changes in devices that did not respond properly to the "end of year" date change. [****] Additional tools will be evaluated as necessary.

            Some of the activities would be;

            1. Identify applications in the marketplace that will assist in the restoration or management of a Y2K problem.

            2. Test and evaluate the applications to determine which of the event scenarios would benefit, either in problem identification and isolation or in problem restoration.

            3. [****] (An example is automation of upgrades for multiple devices simultaneously or the monitoring of specific date functions in critical devices.)

            4. Document process and procedures in using the application or management systems.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    6

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            The results of this process is to provide automated tools in the identification and restoration of problems due to Y2K.

Resource and Device Reserves Planning
--------------------------------------------------------------------------------

            The section is the planning for the number of resources, skillet requirements and the physical locations of the on-site engineers to carry out restoration plans will be identified for the Y2K coverage time period. The planning involves a review of the [****]. This analysis will provide the data needed to determine the number of resource and device spares.

            Resource Allocation Planning

            The allocation planning will detail the number of resources, skillets and geographic location that will be required for restoration of multiple outages simultaneously. There will be requirements for both Bear Stearns engineering resources and specialist from the Vendors with devices that are determined critical to the network.

            The plan will also outline the critical locations that require on-site engineers for a specific device type and the ability to leverage other engineers to cover multiple sites. The plan will provide a list that will identify the number and skillset required to resolve any of the problems that are identified [****]

            [****]

            Equipment Reserves and Distribution

            There are two avenues that must be reviewed with the identification of devices in reserve. The first is to determine the number of spares that should be on-site at each major location. The second is to determine an alternative network device to be used in place of the current device type when there is no remediation available.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                     7

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****] will be used to determine if the problem can be best resolved by spares or an alternative network solution. The alternatives will be reviewed with Bear Stearns Engineering and tested.

            This section will also include a review of the outside service providers and how to move all networking from one provider to another in a timely fashion.

Restoration Planning
--------------------------------------------------------------------------------

            The documentation of restoration process for all the scenarios
            [****]

Deliverables
--------------------------------------------------------------------------------

            o     [****]

                        Resource Allocation

                        Hardware Spare Requirements

                        [****]

Y2K Crisis Management Team (CMT)
--------------------------------------------------------------------------------

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                     8

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]




                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                     9

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]

Deliverables
--------------------------------------------------------------------------------

            [****]

Coverage
--------------------------------------------------------------------------------

            As the result of the contingency planning, a reasonable coverage plan based on the levels of risk determined will be presented to Bear Stearns. [****] The final cost associated with this will also be provided for review.

            [****]

Assumptions
--------------------------------------------------------------------------------

            In developing this proposal, there are many assumptions Predictive Systems has made that can materially affect the outcome and cost of the project. Should any of these assumptions prove to be incorrect, exaggerated, or underestimated, the scope and cost of the project may change significantly.

            In the event of any such material change in assumptions, requirements or specifications, Predictive will request a Change Order Authorization from Bear, Stearns & Co., which must be signed by Bear, Stearns & Co. prior to the change being incorporated into the


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    10

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            project plan. The Change Order could be an addition or reduction of work, based on the circumstances.

General project assumptions
--------------------------------------------------------------------------------

            1. Bear Stearns' point of contact will provide project direction for the Predictive resources for the duration of the project.

            2. The fixed price proposal provided assumes a 45-hour workweek. If review of the monthly time indicates excessive hours per week, Predictive will bring that to Bear Stearns management's attention in the form of a Change Order request.

            3. Additional project requirements will be accommodated to the best of the team's ability given the current project requirements and time frames. Any impact to the current project time frames will be detailed in writing to the Bear project contact as they are identified by the Predictive team.

            4. Bear, Stearns & Co. will also provide a work area with a phone and a network connection for each Predictive consultant.

Specific project assumptions
--------------------------------------------------------------------------------

            1. All outages are considered Y2K-related during a specific timeframe until proven otherwise.

            [****]

            5. Bear Stearns will provide the list of Business Unit managers responsible for participating in the contingency planning process.

            6. Senior management participation is critical, and will be available for review and prioritization of Business Units.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Reporting methods
--------------------------------------------------------------------------------

Status reports
--------------------------------------------------------------------------------

            The Predictive Systems team will provide a weekly status report in electronic format to the Bear, Stearns & Co. Program Manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.

Status meetings
--------------------------------------------------------------------------------

            Predictive Systems will hold a weekly status meetings with Bear, Stearns & Co. on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems' team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Time estimates, resources and cost
--------------------------------------------------------------------------------

            Outlined below is the staff and duration for the project.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    12


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Project duration and staffing
--------------------------------------------------------------------------------

            Predictive Systems' project teams will be comprised as follows:

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    13


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    14

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Project costs and billing
--------------------------------------------------------------------------------

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    15

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Contacts
--------------------------------------------------------------------------------

            Direct all business and management communications regarding this project [****]. The business/management contact can be reached at [****].

            Direct all technical communications regarding this project [****]. The technical contact can be reached at [****].

            Bear, Stearns & Co. will appoint a management and technical contact that will be responsible for serving as a liaison for any issues that may arise during the course of this project.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    16

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Project authorization
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signed                                   Name



--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. title                           Date


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    17

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

            Bear, Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1998, between COMPANY and Predictive Systems (the "NDA").

            Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

            COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

            COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

            Legal terms and conditions are accepted and approved by Bear, Stearns & Co. Inc.

--------------------------------------------------------------------------------
Signature                           Title                                   Date

                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] for Communications Technology Group                                    18

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                                    [LOGO]

                                                              PREDICTIVE SYSTEMS

--------------------------------------------------------------------------------
Clearnet Router Upgrade
and Enhancements Project

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

September 27, 1999


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

[****]

Revision history

================================================================================
Version       Date              Comments required         Approvals required
================================================================================
1.0           9/27/1999
--------------------------------------------------------------------------------

Predictive Systems approval:



--------------------------------------------------------------------------------
Signed                                    Name



--------------------------------------------------------------------------------
Title                                     Date

Clearnet Router Upgrade and
Enhancements Project

1.0 September 27, 1999

Copyright (C) 1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                ii

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
      Non-disclosure                                                           1
      Deadline for response                                                    2

Proposed statement of work                                                     3
      Project description                                                      3
            Predictive Systems'approach                                        3
            General router upgrade process                                     4
            Clearnet router upgrade: specific activities                       4
            Project team                                                       5
      Assumptions                                                              6
            General project assumptions                                        6
      Reporting methods                                                        7
            Status reports                                                     7
            Status meetings                                                    7
      Scope and cost                                                           8
            Project duration and staffing                                      8
            Project costs and billing                                          8

Contacts                                                                       9

Project authorization                                                         10

Legal terms and conditions; limitation of liability                           11

About Predictive Systems                                                      12
      Predictive Systems'services                                             12
      Predictive Systems'practice areas                                       13
            Internetwork Design and Engineering practice                      14


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                               iii

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Introduction
--------------------------------------------------------------------------------

            [****] We look forward to continuing our work with Bear Stearns as a strategic partner. Our expertise in Internetwork technology, coupled with rigorous project management skills and intimate knowledge of the Bear Stearns network, uniquely qualifies us for the project.

            [****]

            This proposal meets the requirements set forth in meetings and conversations conducted by Bear Stearns and Predictive Systems between September 2, 1999, and September 10, 1999.

            Predictive Systems has profiled the resources that are required to provide the proposed assistance. In addition, we have provided some broad cost estimates for the delivery of these service products.

Non-disclosure
--------------------------------------------------------------------------------

            All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear Stearns in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 1

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Deadline for response
--------------------------------------------------------------------------------

            This proposal is valid for 30 days from the date of issuance, unless extended in writing by Predictive Systems.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 2


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

            [****]

Predictive Systems' approach
--------------------------------------------------------------------------------

            [****]

            The project team will be composed of senior engineers familiar with Bear Stearns project process. A senior Internetworking engineer will provide technical leadership for the project. Below is a general description of the router upgrade project activities, followed by a de-


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 3

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            tailed description of the specific changes to be made by the engineering team.

General router upgrade process
--------------------------------------------------------------------------------

            In the course of the project, the Predictive Systems team will upgrade all routers to the code version that has been fully tested by the engineering group. All configuration changes and new hardware replacements will also be installed as per engineering specifications. The upgrade project will involve a specific process, which includes, but is not limited to, the following:

            [****]

            o     Determine the number of configuration versions in existence.

            o For each configuration, develop cutover plan and fallback plan.

            o Procure all required components for cutover (hardware, software, and cabling).

            o Obtain and schedule cutover window from Bear Stearns. Coordinate the cutover with other implementation activities.

            o     Stage the cutover.

            o     Perform the cutover.

            o     Test the new configuration.

            o     Document the new configuration.

            o Assist Bear Stearns operations in monitoring cutover environment to ensure it is stable.

            The Predictive Systems team will conform to and fully adopt Bear Stearns' implementation methodology. All implementation work will flow through the Bear Stearns project system.

Clearnet router upgrade: specific activities
--------------------------------------------------------------------------------

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 4


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]

            Other router configuration changes that will be included in the upgrade are:

            o     Changing router name to conform to new standards.

            o     Upgrading memory.

            o     Adding user ID password to conform to new standards.

            o     Verifying router is configured and working with [****].

Project team
--------------------------------------------------------------------------------

            [****] The following is a description of each resource's project role and tasks:

            o Technical lead engineer: A technical lead engineer will function as project manager. The technical lead engineer will be responsi-


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 5

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

                  ble for scheduling, assisting with configurations, equipment procurement, maintaining project plans, technical leadership, and preparing weekly status reports.

            o Internetworking engineers: Internetworking engineers will be used for all phases of this project. The engineers will perform all tasks required for the upgrade and configuration changes in the project. The engineering resources will follow existing Bear Stearns project processes in performing these tasks

Assumptions
--------------------------------------------------------------------------------

            In developing this proposal, Predictive Systems has made many assumptions that could materially affect the outcome and cost of the project. Should any of these assumptions prove to be incorrect, exaggerated, or underestimated, the scope and cost of the project may change significantly.

            In the event of any such material change in assumptions, requirements, or specifications, Predictive Systems will request from Bear Stearns a change order authorization, which must be signed by Bear Stearns prior to the change being incorporated into the project plan. Based on circumstances, the change order could be an addition or reduction of work.

General project assumptions
--------------------------------------------------------------------------------

            o Device count: [****] This proposal is based on this number of routers. If there are any major changes to the number of devices to be upgraded or the work to be performed on each router, a change order will be used to recalculate project time and expense.

            o Travel: This proposal includes no travel time or expenses for travel outside of the New York metropolitan area. Should such travel be required, actual travel and out-of-pocket costs will be charged back to Bear Stearns.

            o Single point of contact: Both Predictive Systems and Bear Stearns will assign a single point of contact for the implementation tasks.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 6

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            o Dedication to task: The Predictive Systems team will be dedicated to the [****], and will not be involved in [****]. If members of Predictive Systems' project team are required for other tasks during the engagement, a separate purchase vehicle must be established.

            o Verification of router code: Prior to the start of this project, there will be version testing for functionality and interoperability, including for router models used in the EMS systems.

            o Configuration standards: Bear Stearns will provide written configuration standards, such as the Clearnet naming convention, user ID passwords, and any [****].

            o Facility: Bear Stearns will provide adequate facilities, equipment, and communications lines for the implementation staging. Bear Stearns will also provide a work area with a phone and a network connection for each Predictive Systems engineer.

            o Working hours: Due to the nature of this project, the Predictive Systems engineers will be required to perform a significant amount of off-hours work. This has been built into the project plan and is reflected in the overall project cost.

Reporting methods

Status reports
--------------------------------------------------------------------------------

            The Predictive Systems team will provide a weekly status report in electronic format to the Bear Stearns program manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.

Status meetings
--------------------------------------------------------------------------------

            There will be weekly status meetings with Bear Stearns on the overall project. The meeting should be held at the same time and day every


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 7

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Scope and cost

Project duration and staffing
--------------------------------------------------------------------------------

            [****]

Project costs and billing
--------------------------------------------------------------------------------

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 8

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Contacts
--------------------------------------------------------------------------------

            Direct all business and management communications regarding this project to [****]. The business/management contact can be reached at [****].

            Direct all technical communications regarding this project to [****]. The technical contact can be reached at [****].

            Bear Stearns will appoint a management and technical contact that will be responsible for serving as a liaison for any issues that may arise during the course of this project.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                 9

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Project authorization
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signed                                   Name



--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. title                           Date


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                10


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1999, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by: Bear, Stearns & Co.
Inc.


--------------------------------------------------------------------------------
Signature                              Title                                Date

                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
About Predictive Systems
--------------------------------------------------------------------------------

            Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

            Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

            Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

            Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

            Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
            (ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical net-


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                12

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            works. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.

Predictive Systems' practice areas
--------------------------------------------------------------------------------

            Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross-skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.

                               [GRAPHIC OMITTED]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                13

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Internetwook Design and Engineering practice
--------------------------------------------------------------------------------

            Predictive Systems' Internetwork Design and Engineering (internetworking) practice area is dedicated to helping each client design and implement network solutions in support of their strategic business initiatives. To this end, we have created a team of seasoned professionals from the three major industry proving grounds--telecommunications providers, network equipment vendors, and Fortune-500 end users. Using their specialized technical skills, real-world industry experience, and methodologies that are needed to solve the problems associated with building and maintaining network foundations, Predictive Systems' internetwork consultants develop innovative network solutions that provide our clients with a measurable competitive advantage.

            Our Internetwork Design and Engineering staff has extensive experience with a wide variety of technologies and vendors. For some clients, our consultants are involved in both technology and vendor selection. Other clients have already selected the technology, vendor, or both. Regardless of the pre-existing condition, Predictive Systems offers a completely objective, "trusted advisor" approach to our clients. Our up-to-date knowledge of all of the major technologies and vendors is a significant part of the value Predictive Systems brings to a project.

            The Internetwork Design and Engineering practice fills the substantial gap in the marketplace between management consulting firms and technical staff augmentation services. With core competencies in the areas of Backbone Technology, LAN Switching, IP Management and Design, ATM, Remote Access, our versatile team contributes both technical depth and breadth to client engagements. Predictive Systems' team has the business acumen to translate business objectives into technical solutions, the technical skills to build the vision, the project skills to deliver the engagement on time and on budget, and the rigorous methodologies to ensure that the resulting system is manageable for a controlled, known cost.

            Predictive Systems' Internetwork Design and Engineering practice offers the following services:

            o     Advanced Technology Planning and Migration

            o     Core Backbone and Campus Network Design and Implementation


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                14

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            o     Remote Access and VPN Solutions

            o     Network Audit Services ("Wellness" Studies)

            o     Y2K-Compliance Certification

            o     IP Management Solutions

            o     General Consulting Services


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

[****] Router Upgrade and Enhancements Project                                15

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                                    [LOGO]

                                                              PREDICTIVE SYSTEMS

--------------------------------------------------------------------------------
Engineering Resources for
Strategic LAN Engineering
Group

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

April 19, 1999


                                     [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

[****]

Revision history

================================================================================
Version       Date           Comments required            Approvals required
================================================================================
1.0           4/1/99                                      [****]
--------------------------------------------------------------------------------
1.1           4/5/99                                      [****]
--------------------------------------------------------------------------------
2.0           4/9/99                                      [****]
--------------------------------------------------------------------------------
2.1           4/19/99                                     [****]
--------------------------------------------------------------------------------

Predictive Systems approval:



--------------------------------------------------------------------------------
Signed                                    Name



--------------------------------------------------------------------------------
Title                                     Date

Engineering Resources for
Strategic LAN Engineering Group

April 19, 1999

Copyright (C) 1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.


                                     [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                 ii

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                iii


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
      Non-disclosure                                                           1
      Deadline for response                                                    1

Proposed statement of work                                                     2
      Project description                                                      2
            Fixed Income Switch Replacement Project                            2
            Remote Access                                                      3
      Reporting methods                                                        4
            Status reports                                                     4
            Status meetings                                                    5
      Scope and cost                                                           5
            Project duration and staffing                                      5
      Assumptions                                                              5
            General project assumptions                                        6
            Project costs and billing                                          6

Contacts                                                                       8

Project authorization                                                          9

Legal terms and conditions; limitation of liability                           10

About Predictive Systems                                                      11
      Predictive Systems'services                                             11
      Predictive Systems'practice areas                                       12
            Internetworking Design and Engineering practice                   13


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                 iv

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Introduction
--------------------------------------------------------------------------------

            [****]

Non-disclosure
--------------------------------------------------------------------------------

            All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear, Stearns & Co. in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

            This proposal is valid for 45 days from the date of issuance, unless extended in writing by Predictive Systems.


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  1

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

            [****]

Fixed Income Switch Replacement Project
--------------------------------------------------------------------------------

            [****]

            The following plan has been provided.

            Test Plan Development:

            1.    Coordination with EMS, Implementation and Operations

            2.    Proof of concept testing at vendor site

            3.    Equipment Setup and Staging

            4.    Pilot Testing

            5.    Recommendations documentation

            Vendor One & Two:

            1.    Equipment Setup and Staging

            2.    Performance Testing

            3.    Interoperability Testing

            4.    Network Management Testing


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  2

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            5.    Document Test results

Remote Access
--------------------------------------------------------------------------------

            [****]

            The following plan has been provided.

            [****] Testing

                  1.    Equipment Setup and Staging

                  2.    Develop Test Plan

                  3.    Performance Testing

                  4.    Interoperability Testing

                  5.    Network Management Testing

                  6.    Document Test results

                  7.    Recommendations documentation

            [****] Testing

                  1.    Vendor Product Analysis

                  2.    Equipment Setup and Staging

                  3.    Develop Test Plan

                  4.    Performance Testing

                  5.    Interoperability Testing

                  6.    Network Management Testing

                  7.    Document Test results

                  8.    Recommendations documentation


                                      [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  3

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****] Evaluation

                  1.    Vendor Product Analysis

                  2.    Equipment Setup and Staging

                  3.    Develop Test Plan

                  4.    Performance Testing

                  5.    Interoperability Testing

                  6.    Network Management Testing

                  7.    Document Test results

                  8.    Recommendations documentation

            [****] Testing

                  1.    Equipment Setup and Staging

                  2.    Develop Test Plan

                  3.    Performance Testing

                  4.    Interoperability Testing

                  5.    Network Management Testing

                  6.    Document Test results

                  7.    Recommendations documentation

Reporting methods
--------------------------------------------------------------------------------

Status reports
--------------------------------------------------------------------------------

            The Predictive Systems team will provide a weekly status report in electronic format to the Bear, Stearns & Co. Program Manager. The report form will be brief; listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  4

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Status meetings
--------------------------------------------------------------------------------

            There will be a weekly status meetings with Bear, Stearns & Co. on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems' team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Scope and cost
--------------------------------------------------------------------------------

            Outlined below is the staff and duration for the project.

Project duration and staffing
--------------------------------------------------------------------------------

            [****]

Assumptions
--------------------------------------------------------------------------------

            In developing this proposal, there are many assumptions Predictive Systems has made that can materially affect the outcome and cost of


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  5

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            the project. Should any of these assumptions prove to be incorrect, exaggerated, or underestimated, the scope and cost of the project may change significantly.

            In the event of any such material change in assumptions, requirements or specifications, Predictive will request a Change Order Authorization from Bear, Stearns & Co. which must be signed by Bear, Stearns & Co. prior to the change being incorporated into the project plan. The Change Order could be an addition or reduction of work, based on the circumstances.

General project assumptions
--------------------------------------------------------------------------------

            1. Bear Stearns point of contact will provide project direction for the Predictive resources for the duration of the project.

            2. The Fixed price proposal provided assumes a 40-hour work week. If review of the monthly time indicates excessive hours per week Predictive will bring that to Bear Stearns management's attention in the form of a Change Order request.

            3. Additional project requirements will be accommodated to the best of the team's ability given the current project requirements and time frames. Any impact to the current project time frames will be detailed in writing to the Bear project contact as they are identified by the Predictive team.

            4. Bear, Stearns & Co. will also provide a work area with a phone and a network connection for each Predictive consultant.


Project costs and billing
--------------------------------------------------------------------------------

            [****]


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  6


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  7

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Contacts
--------------------------------------------------------------------------------

            Direct all business and management communications regarding this project [****] of Predictive Systems. The business/management contact can be reached at [****].

            Direct all technical communications regarding this project to [****]. The technical contact can be reached at [****].

            [****] will appoint a management and technical contact that will be responsible for serving as a liaison for any issues that may arise during the course of this project.


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  8

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Project authorization
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signed                                   Name



--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. title                           Date


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                  9

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1998, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by Bear, Stearns & Co. Inc.



--------------------------------------------------------------------------------
Signature                              Title                                Date


                                     [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                 10

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
About Predictive Systems
--------------------------------------------------------------------------------

            Predictive Systems is a network consulting and integration firm that specializes in the design, management, and security of business-critical networks. Recognized in the industry for its vendor-independent perspective, the firm's expertise lies in solving multi-faceted, complex network problems. At Predictive Systems, network technology serves two purposes: to make money and to save money.

            Predictive Systems' unique BusinessFirst(TM) methodology helps Fortune-1000 clients define, package, and measure network services. BusinessFirst is rooted in the concept that a company should run its IT organization as a business. Throughout the BusinessFirst process, Predictive Systems translates strategic business objectives into sound, achievable technology solutions. This approach ensures that the technology never obscures the business goals.

            Predictive Systems' BusinessFirst methodology can clarify the business requirements driving the project in specific, measurable terms. Predictive Systems quantifies factors such as business risk, total cost of ownership, and operational efficiency to build a complete financial justification for a network project. By instrumenting every system to measure and quantify the key factors that govern success, Predictive Systems turns complexity into clarity.

            Predictive Systems serves its clients with a collaborative practice structure that delivers both breadth and depth of experience to all aspects of a project. Predictive Systems has the people and processes to build networks that mean business.

Predictive Systems' services
--------------------------------------------------------------------------------

            Predictive Systems offers a unique combination of expertise in network management, performance management, internetwork engineering, information security, and software development. Predictive Systems' engineers combine skill in network management applications with real-world experience using state-of-the-art internetwork technologies, including Asynchronous Transfer Mode
            (ATM) and Asymmetric Digital Subscriber Line (ADSL), to address the multi-faceted challenges of designing and managing mission-critical net-


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                 11

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            works. When technology "gaps" are discovered in a client's network, or disparate systems need to communicate with one another, Predictive Systems' software developers build custom applications to solve these problems. These custom applications can turn a collection of products into an integrated system.

Predictive Systems' practice areas
--------------------------------------------------------------------------------

            Predictive Systems' consultants are organized into areas of specialization, or practice areas. Although many engineers are cross skilled in a variety of technologies, and many technologies span multiple practice areas, each practice area represents an aspect of network technology important enough to warrant specialization. In addition, the Software Development and Technical Publications departments span all practice areas. Resources from all of these groups are available to define and implement the technological solutions that best meet our clients' business needs.

                               [GRAPHIC OMITTED]


                                    [****]

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                 12

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

Internetworking Design and Engineering practice
--------------------------------------------------------------------------------

            Predictive Systems' Internetworking Design and Engineering (internetworking) practice area is dedicated to helping each client design and implement network solutions in support of their strategic business initiatives. To this end, we have created a team of seasoned professionals from the three major industry proving grounds--telecommunications providers, network equipment vendors, and Fortune-500 end users. Using their specialized technical skills, real-world industry experience, and methodologies that are needed to solve the problems associated with building and maintaining network foundations, Predictive Systems' internetworking consultants develop innovative network solutions that provide our clients with a measurable competitive advantage.

            Our Internetworking Design and Engineering staff has extensive experience with a wide variety of technologies and vendors. For some clients, our consultants are involved in both technology and vendor selection. Other clients have already selected the technology, vendor, or both. Regardless of the pre-existing condition, Predictive Systems offers a completely objective, "trusted advisor" approach to our clients. Our up-to-date knowledge of all of the major technologies and vendors is a significant part of the value Predictive Systems brings to a project.

            The Internetworking Design and Engineering practice fills the substantial gap in the marketplace between management consulting firms and technical staff augmentation services. With core competencies in the areas of Backbone Technology, LAN Switching, IP Management and Design, ATM, Remote Access, our versatile team contributes both technical depth and breadth to client engagements. Predictive Systems' team has the business acumen to translate business objectives into technical solutions, the technical skills to build the vision, the project skills to deliver the engagement on time and on budget, and the rigorous methodologies to ensure that the resulting system is manageable for a controlled, known cost.

            Predictive Systems' Internetworking Design and Engineering practice offers the following services:

            o     Advanced Technology Planning and Migration

            o     Core Backbone and Campus Network Design and Implementation


                                    [****]

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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                 13

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            o     Remote Access and VPN Solutions

            o     Network Audit Services ("Wellness" Studies)

            o     Y2K-Compliance Certification

            o     IP Management Solutions

            o     General Consulting Services


                                    [****]

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                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Engineering Resources for Strategic LAN Group                                 14

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                                                    [LOGO]

                                                              PREDICTIVE SYSTEMS

--------------------------------------------------------------------------------
Implementation Resource
for the Implementation
Group

for Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------

August 18, 1999


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

[****]

Revision history

================================================================================
Version            Date         Comments required         Approvals required
================================================================================
1.0                4/1/99                                 [****]
--------------------------------------------------------------------------------
1.1                4/5/99                                 [****]
--------------------------------------------------------------------------------
1.2                8/18/99                                [****]
--------------------------------------------------------------------------------

Predictive Systems approval:



--------------------------------------------------------------------------------
Signed                                    Name



--------------------------------------------------------------------------------
Title                                     Date

Implementation Resources for the
Implementation Group

August 18, 1999

Copyright (C) 1999, Predictive Systems, Inc. All rights reserved. Predictive Systems, BusinessFirst, and the Predictive Systems logo are trademarks of Predictive Systems, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Predictive Systems, Inc. This document or information it contains may not be used, reproduced, or disclosed outside of Bear, Stearns & Co. Inc. without authorization in writing by Predictive Systems, Inc.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                          ii

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                         iii

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
                                Table of Contents
--------------------------------------------------------------------------------

Introduction                                                                   1
      Non-disclosure                                                           1
      Deadline for response                                                    1

Proposed statement of work                                                     2
      Project description                                                      2
      Reporting methods                                                        3
      Scope and cost                                                           3
            Project duration and staffing                                      3
      Assumptions                                                              4
            General project assumptions                                        5
            Project costs and billing                                          5

Contacts                                                                       6

Project authorization                                                          7

Legal terms and conditions; limitation of liability                            8


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                          iv

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Introduction
--------------------------------------------------------------------------------

            [****]

            The following proposal addresses those areas and more fully describes the capabilities that Predictive can deliver for this and future consulting engagements. Predictive Systems has profiled the resources that are required to conduct the services discussed.

Non-disclosure
--------------------------------------------------------------------------------

            All information contained in this proposal and quotation is confidential and proprietary to Predictive Systems, constituting its trade secrets and privileged, confidential property. It is furnished to Bear, Stearns & Co. in confidence, with the understanding that it will not, without written permission of Predictive Systems, be used for other than evaluation purposes or be disclosed to any third party. Duplication of this proposal and quotation is strictly forbidden, and all copies shall be returned to Predictive Systems upon our request.

Deadline for response
--------------------------------------------------------------------------------

            This proposal is valid for 45 days from the date of issuance, unless extended in writing by Predictive Systems.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           1

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Proposed statement of work
--------------------------------------------------------------------------------

Project description
--------------------------------------------------------------------------------

            [****]

            o     Cable Orders processing

            o     [****] Projects processing

            o     Wiring and Cables

            o     Documentation updates

            o     Equipment installation

            [****] The following are a list of some of the projects that Predictive Systems will be working on in the capacity of assisting Bear Stearns Implementation.

            o     [****] Internetwork

            o     [****] IP Renumbering

            o     [****] Redesign

            It is Predictive Systems understanding that the consultants will be working on implementations and will require work to be performed after hours and on weekends. The Predictive Systems consultants


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           2

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            will be reporting to [****] who will assign projects and implementation engineers to work with the consultants.

Reporting methods
--------------------------------------------------------------------------------

            >     Status reports

            The Predictive Systems team will provide a weekly status report in electronic format to the Bear, Stearns & Co. Program Manager. The report form will be brief; listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.

            >     Status meetings

            There will be a weekly status meetings with Bear, Stearns & Co. on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by the Predictive Systems' team and review the open items list of work that is scheduled for the next week. This meeting will also provide a platform for reviewing any new issues or additional project requirements.

Scope and cost
--------------------------------------------------------------------------------

            Outlined below is the staff and duration for the project.

Project duration and staffing
--------------------------------------------------------------------------------

            Predictive Systems' project team will be comprised as follows:


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           3

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

            [****]

Assumptions
--------------------------------------------------------------------------------

            In developing this proposal, there are many assumptions Predictive Systems has made that can materially affect the outcome and cost of the project. Should any of these assumptions prove to be incorrect, exaggerated, or underestimated, the scope and cost of the project may change significantly.

            In the event of any such material change in assumptions, requirements or specifications, Predictive will request a Change Order Authorization from Bear, Stearns & Co. which must be signed by Bear, Stearns & Co. prior to the change being incorporated into the project plan. The Change Order could be an addition or reduction of work, based on the circumstances.


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           4

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

General project assumptions
--------------------------------------------------------------------------------

            1. Bear Stearns point of contact will provide project direction for the Predictive resources for the duration of the project.

            2. Additional project requirements will be accommodated to the best of the team's ability given the current project requirements and time frames. Any impact to the current project time frames will be detailed in writing to the Bear project contact as they are identified by the Predictive team.

            3. Bear, Stearns & Co. will also provide a work area with a phone and a network connection for each Predictive consultant.

Project costs and billing
--------------------------------------------------------------------------------

            [****]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           5

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Contacts
--------------------------------------------------------------------------------

            Direct all business and management communications regarding this project [****]. The business/management contact can be reached at [****].

            Direct all technical communications regarding this project to [****]. The technical contact can be reached at [****].


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           6

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Project authorization
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Signed                                   Name



--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc. title                           Date


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           7

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]

================================================================================
Legal terms and conditions; limitation of liability
--------------------------------------------------------------------------------

Bear, Stearns & Co. Inc. ("COMPANY") hereby accepts the services and the related terms and conditions set forth in the attached Statement of Work (the "SOW") of Predictive Systems, Inc. ("Predictive Systems"). COMPANY expressly acknowledges that the performance of these services will require Predictive Systems to gain access to COMPANY's confidential and proprietary network and information assets, and authorizes this access for the purposes described in the SOW, subject, however, to the Mutual Nondisclosure Agreement, dated _______ ___, 1998, between COMPANY and Predictive Systems (the "NDA").

Due to the nature of the services contemplated by the SOW, COMPANY acknowledges that no representation or warranty can be made by Predictive Systems with respect to such services or the efficacy thereof. In particular, COMPANY acknowledges that damage to COMPANY's systems or information could result from the performance of such services, and that, following completion of such services, there can be no assurance that COMPANY's network will be secure or that unauthorized access thereof will not occur. WITHOUT LIMITING THE FOREGOING, PREDICTIVE SYSTEMS MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS WITH RESPECT TO ITS PERFORMANCE OF THE SERVICES HEREUNDER OR ANY DELIVERABLES CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. In order to induce Predictive Systems to perform its services, COMPANY is accepting the terms and conditions and making the representations set forth herein, COMPANY irrevocably waives and releases, and shall be stopped from asserting, any claims for damages or otherwise arising out of or in connection with the services, except as expressly contemplated by the NDA.

COMPANY represents and warrants that COMPANY information systems to be accessed by Predictive Systems do not contain confidential or proprietary information or other property belonging to any person other than COMPANY, or any classified information. By accepting Predictive Systems services, COMPANY assumes any and all liability for any disclosure of any third-party confidential or proprietary information assets, or any classified information, arising out of or resulting from such services, and agrees to indemnify, defend and hold harmless Predictive Systems from and against any claim, loss or liability asserted by any person arising out of or relating to any such disclosure, subject, however, to the NDA.

COMPANY expressly authorizes Predictive Systems to gain access, including without limitation external network access and without regard to COMPANY Information Security Policy, to COMPANY's computer network and information systems which is reasonable and necessary, in Predictive Systems' sole judgment, for the purposes described in the SOW, and COMPANY acknowledges that such access shall be obtained by Predictive Systems with the express permission of COMPANY. To COMPANY's knowledge, such access is not a violation of any federal, state or local laws, rules or regulations, including without limitation the Computer Crime Act of 1986, as amended, or the Economic Espionage Act of 1996, as amended, and COMPANY agrees not to bring any charges or claims against Predictive Systems based on such activities. Execution of this SOW by the representative of COMPANY shall constitute a representation and warranty by COMPANY that such representative is duly authorized to do so and has received all requisite governmental consents and approvals which may be necessary or appropriate to execute this SOW and to carry out the terms hereof, including without limitation the preceding sentence.

Legal terms and conditions are accepted and approved by Bear, Stearns & Co. Inc.


--------------------------------------------------------------------------------
Signature          Title                             Date


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           8

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

[LOGO]


                  [****] / Subject to non-disclosure agreement
                 CRITICAL / INTERNETWORK DESIGN AND ENGINEERING

--------------------------------------------------------------------------------
                        PREDICTIVE SYSTEMS CONFIDENTIAL
--------------------------------------------------------------------------------

Implementation Resource for the Implementation Group                           9


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.